UNITED MOBILE HOMES, INC.
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey  07728


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


       Notice is hereby given that the Annual Meeting of Shareholders of United Mobile Homes, Inc. (the Company) will be held on Thursday, June 6, 2002, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

           1.   To  elect  nine  Directors,  the  names of   whom
                are set forth in the accompanying proxy statement, to serve for the ensuing year; and

           2.   To  ratify  the   appointment  of  KPMG   LLP  as
                Independent Auditors for the Company for the year ending December 31, 2002; and

           3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on May 1, 2002 will be entitled to vote at the meeting and at any adjournments thereof.

      IF  YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              BY ORDER OF THE BOARD OF DIRECTORS




ERNEST V. BENCIVENGA

Secretary
May 8, 2002

                    UNITED MOBILE HOMES, INC.
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728

                         PROXY STATEMENT
                 Annual Meeting of Shareholders
                          June 6, 2002


             SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of United Mobile Homes, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on June 6, 2002, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are being distributed on or about May 8, 2002 to shareholders of record May 1, 2002.

     A copy of the Annual Report, including financial statements, is being mailed herewith.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of the mail, but certain Officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $.10 par value common stock (Common Stock) of record as of the close of business on May 1, 2002, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were issued and outstanding 7,577,650 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1

                      ELECTION OF DIRECTORS

      It is proposed to elect a Board of nine Directors. The proxy will be voted for the election of the nine nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. Subsequent to the 2001 Annual Meeting, the Board of Directors increased the number of Directors from eight to nine and appointed James E. Mitchell as Director. There are no current plans to increase the size of the Board at this time. The nominees have agreed to serve, if elected, for the new term. If for any reason any of the said nine nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the nine nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Capital Corporation and Monmouth Real Estate Investment Corporation, both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for United Mobile Homes, Inc. In most respects, the activities of the Company, Monmouth Real Estate Investment Corporation and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met four times during the last fiscal
year.    No Director attended fewer than 75% of the meetings.

      The  Company has a standing Audit Committee, a Stock Option
Committee and a Compensation Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, had four meetings, including telephone meetings, during the last fiscal year. Charles P. Kaempffer, Richard H. Molke and Eugene D. Rothenberg, all of whom are outside Directors, are members of the Audit Committee.

      The Compensation Committee, which makes recommendations to the Directors concerning compensation, had one meeting during the last fiscal year. Richard H. Molke and Eugene D. Rothenberg are members of the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock  Option Plan, had one meeting during the last fiscal  year.
Charles P. Kaempffer, Richard H. Molke and Eugene D. Rothenberg are members of the Stock Option Committee.


                          NOMINEES FOR DIRECTOR

                     Present Position with the Company;
                Business Experience During Past Five Years;     Director
Nominee; Age               Other Directorships                    Since

Ernest              Secretary/Treasurer   (1984    to             1969
Bencivenga          present)       and      Director.
(84)                Financial  Consultant  (1976   to
                    present); Treasurer and  Director
                    (1961  to  present) and Secretary
                    (1967  to  present)  of  Monmouth
                    Capital   Corporation;  Treasurer
                    and  Director (1968  to  present)
                    of     Monmouth    Real    Estate
                    Investment Corporation.

Anna T. Chew        Vice    President    and    Chief             1994
(43)                Financial   Officer   (1995    to
                    present)       and      Director.
                    Certified    Public   Accountant;
                    Controller (1991 to present)  and
                    Director  (1993  to  present)  of
                    Monmouth  Real Estate  Investment
                    Corporation; Controller (1991  to
                    present),  Vice  President  (2001
                    to  present)  and Director  (1994
                    to  present) of Monmouth  Capital
                    Corporation.

Charles             Director.    Investor;   Director             1969
Kaempffer           (1970  to  present)  of  Monmouth
(64)                Capital   Corporation;   Director
                    (1974  to  present)  of  Monmouth
                    Real       Estate      Investment
                    Corporation;  Vice  Chairman  and
                    Director  (1996  to  present)  of
                    Community Bank of New Jersey.

                          NOMINEES FOR DIRECTOR
                               (continued)


                   Present Position with the Company;
                Business Experience During Past Five Years;     Director
Nominee; Age               Other Directorships                    Since

Eugene W. Landy     Chairman  of the Board  (1995  to             1969
(68)                present),  President   (1969   to
                    1995) and Director.  Attorney  at
                    Law;   President   and   Director
                    (1961  to  present)  of  Monmouth
                    Capital   Corporation;  President
                    and  Director (1968  to  present)
                    of     Monmouth    Real    Estate
                    Investment Corporation.


Samuel A. Landy     President  (1995 to present)  and             1992
(41)                Director.    Attorney   at   Law;
                    Director  (1989  to  present)  of
                    Monmouth  Real Estate  Investment
                    Corporation;  Director  (1994  to
                    present)   of  Monmouth   Capital
                    Corporation.

James E. Mitchell   Director.    Attorney   at   Law;             2001
(61)                General     Partner,     Mitchell
                    Partners,    L.P.    (1979     to
                    present);   President,   Mitchell
                    Capital  Management,  Inc.  (1987
                    to present).

Richard H. Molke    Director.     Investor.      Vice
(75)                President  (1984  to   1998)   of            1986
                    Remsco,   Associates,   Inc.,   a
                    construction firm.


Eugene              Director.    Investor;   Director            1977
Rothenberg          (2001  to  present)  of  Monmouth
(69)                Capital Corporation.


Robert G. Sampson   Director.    Investor;   Director            1969
(76)                (1963  to  present)  of  Monmouth
                    Capital   Corporation;   Director
                    (1968  to 2001) of Monmouth  Real
                    Estate   Investment  Corporation;
                    General    Partner    (1983    to
                    present)  of  Sampco,  Ltd.,   an
                    investment group.




  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                           PROPOSAL 2

                APPROVAL OF INDEPENDENT AUDITORS


      It is proposed to approve the appointment of KPMG LLP as Independent Auditors for the Company for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 2002, and shareholder approval of said appointment is requested. KPMG LLP has served as Independent Auditors for the Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as Independent Auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company does expect a representative of KPMG LLP to be present at the Annual Meeting either to make a statement or to respond to appropriate questions.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL


                     PRINCIPAL SHAREHOLDERS


      On May 1, 2002, no person owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the shares of the Company, except the following:

                     Name and Address      Shares Owned      Percent
Title of Class       of Beneficial Owner   Beneficially      of Class

Common Stock         Eugene W. Landy         981,950          12.96%
                     20 Tuxedo Road
                     Rumson, NJ  07760

INFORMATION RESPECTING DIRECTORS, OFFICERS AND AFFILIATED ENTITY


      As of May 1, 2002, the Directors and Officers, individually and as a group, beneficially owned Common Stock as follows:


Name of Beneficial Owner     Shares Owned Beneficially(1)  Percent of Class

Ernest V. Bencivenga                   33,548 (2)              0.44%
Anna T. Chew                           52,590 (3)              0.70%
Charles P. Kaempffer                   61,317 (4)              0.81%
Eugene W. Landy                       981,950 (5) (12)        12.96%
Samuel A. Landy                       315,222 (6)              4.16%
James E. Mitchell                     170,152 (7)              2.25%
Richard H. Molke                       99,385 (8)              1.31%
Eugene D. Rothenberg                   81,169 (9)              1.07%
Robert G. Sampson                     130,589 (10)             1.72%
United Mobile Homes, Inc.
 401(k) Plan                           42,251 (11)             0.56%

Directors, Officers and Affiliated
     Entity as a Group              1,968,173 (12)            25.98%


(1) Beneficial ownership, as defined herein, includes Common
    Stock as to which a person has or shares voting and/or investment power.

(2) Includes (a) 9,039 shares owned by Mr. Bencivenga's wife, and (b) 7,526 shares held in Mr. Bencivenga's 401(k) Plan.
     Excludes 20,000 shares issuable upon exercise of stock options.

(3)  Includes  (a)  47,634 shares owned jointly  with  Ms.  Chew's husband, and (b) 4,956 shares held in Ms. Chew's 401(k) Plan. Excludes 48,000 shares issuable upon exercise of stock options.

(4)  Includes (a) 2,000 shares owned by Mr. Kaempffer's wife,  and
     (b) 59,318 shares held in the Charles P. Kaempffer Defined Benefit Pension Plan of which Mr. Kaempffer is Trustee with power to vote.

(5) Includes (a) 76,120 shares owned by Mr. Landy's wife, (b) 172,608 shares held by Landy Investments, Ltd. for which Mr. Landy has power to vote, (c) 128,212 shares held in the Landy & Landy Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote, and (d) 69,961 shares held in the Landy & Landy Pension Plan of which Mr. Landy is a Trustee with power to vote. Excludes (a) 236,786 shares held by Mr. Landy's adult children in which he disclaims any beneficial interest, and (b) 150,000 shares issuable upon exercise of stock options.

(6) Includes (a) 28,229 shares owned jointly with Mr. Landy's wife, (b) 25,232 shares in custodial accounts for Mr. Landy's minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, (c) 6,019 shares in the Samuel Landy Limited Partnership, and (d) 8,417 shares held in Mr.
     Landy's 401(k) Plan. Excludes 150,000 shares issuable upon exercise of stock options.

(7) Includes 135,184 shares held by Mitchell Partners in which Mr. Mitchell has a beneficial interest.

(8)  Includes  45,827 shares owned by Mr. Molke's wife.   Excludes
     339,052 shares held by Mr. Molke's adult children in which he disclaims any beneficial interest.

(9) Includes 56,878 shares held by Rothenberg Investments, Ltd. in which Dr. Rothenberg has a beneficial interest.

(10) Includes 48,492 shares held by Sampco Ltd. in which Mr. Sampson has a beneficial interest.

(11) Excludes shares held by Ernest V. Bencivenga, Samuel A. Landy and Anna T. Chew which have been included in their holdings as shown above. Samuel A. Landy, President and Director, and Anna T. Chew, Vice President and Director, are Co-Trustees of the Company's 401(k) Plan and share voting powers.

(12) Excludes  129,100  shares  (1.70%)  owned  by  Monmouth  Real
     Estate Investment Corporation. Eugene W. Landy owns beneficially approximately 4.10% of Monmouth Real Estate Investment Corporation.

                     EXECUTIVE COMPENSATION

Summary Compensation Table.

      The following Summary Compensation Table shows compensation paid by the Company for services rendered during 2001, 2000 and 1999 to the Chairman of the Board, President and Vice President. There were no other executive officers whose aggregate cash compensation exceeded $100,000:

Name and                           Annual Compensation
Principal Position     Year      Salary   Bonus     All Other     Options

Eugene W. Landy       2001     $150,000   $  -      $15,076(1)       -
Chairman of the
Board                 2000     $150,000   $  -      $53,876(1)       -
                      1999     $150,000   $  -      $52,876(1)       -

Samuel A. Landy       2001     $224,615   $25,704   $21,028(2)     25,000
President   $         2000     $214,615   $ 8,269   $18,432(2)     25,000
                      1999     $205,000   $ 7,885   $15,401(2)     25,000

Anna T. Chew          2001     $145,898   $15,631   $17,646(3)     10,000
Vice President        2000     $132,635   $14,119   $16,003(3)     10,000
                      1999     $120,577   $13,654   $13,650(3)     10,000

(1) Represents Director's fees, fringe benefits and legal fees. Also includes an accrual of $-0-, $40,000 and $40,000 for 2001, 2000 and 1999, respectively, for pension and other benefits in accordance with Eugene W. Landy's employment contract.

(2)   Represents    Director's   fees,   fringe   benefits    and
      discretionary   contributions  by  the   Company   to   the
      Company's 401(k) Plan allocated to an account of the named executive officer.

(3) Represents Director's fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to an account of the named executive officer.

Stock Option Plan

      The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended
December 31, 2001:

                                                        Potential Realized
                                                         Value at Assumed
                        % of Total    Price               Annual Rates for
               Options  Granted to     Per    Expiration     Option Term
Name           Granted  Employees     Share      Date      5%         10%

Samuel A.Landy 25,000     40%       $10.3125  01/02/06   $41,316   $119,651
Anna T. Chew   10,000     16%       $10.60    10/04/09   $50,610   $121,220

      The following table sets forth for the executive officers named in the Summary Compensation Table information regarding stock options outstanding at December 31, 2001:


                                Number of Unexercised   Value of Unexercised
               Shares    Value   Options at Year-End    Options at Year-End
Name         Exercised  Realized Exercisable/            Excercisable/
                                 Unexercisable           Unexercisable

Eugene W. Landy   -0-       N/A   125,000 / -0-           $226,000 / -0-
Samuel A. Landy   -0-       N/A   125,000 / 25,000        $191,624 /$46,687
Anna T. Chew      -0-       N/A    38,000 / 10,000        $ 97,715 /$15,800


Compensation of Directors


     The Directors receive a fee of $1,000 for each Board meeting attended. Effective June 2002, the per Board meeting fee will be increased to $1,500. Directors also receive a fixed annual fee of $7,600, payable $1,900 quarterly. Effective April 1, 2001, this fixed annual fee was increased to $10,000, payable $2,500 quarterly. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.


Employment Agreements

      Eugene W. Landy:

      On  December  14,  1993, the Company and  Eugene  W.  Landy
entered into an Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 plus bonuses and customary fringe benefits, including health insurance, participation in the Company's 401(k) Plan, stock options, five weeks' vacation and use of an automobile. In lieu of annual increases in compensation, there will be additional bonuses voted by the Board of Directors. On severance of employment for any reason, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. If employment is terminated following a change in control of the Company, Mr. Landy will be entitled to severance pay only if actually severed either at the time of merger or subsequently. In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly. On retirement, Mr. Landy shall receive a pension of $50,000 a year for ten years, payable in monthly installments. Mr. Landy can elect to receive these installments prior to retirement. In the event of death, Mr. Landy's designated beneficiary shall receive $450,000, $100,000 thirty days after death and the balance one year after death. The Employment Agreement terminated December 31, 2001 but was automatically renewed and extended for successive one-year periods.

      Samuel A. Landy:

      Effective January 1, 1999, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Samuel Landy receives an annual base salary of $205,000 for 1999,
$215,000  for  2000  and  $225,000  for  2001  plus  bonuses  and customary fringe benefits. Bonuses shall be at the discretion of the Board of Directors and shall be based on certain guidelines. Samuel Landy will also receive four weeks' vacation, use of an automobile, and stock options for 25,000 shares in each year of the contract. On severance or disability, Samuel A. Landy is entitled to one year's pay. The Company also agrees to loan to Samuel Landy $100,000 at the Company's corporate borrowing rate with a five-year maturity and a fifteen-year principal amortization. Additional amounts, secured by Company stock, may be borrowed at the same terms for the exercise of stock options.


      Anna T. Chew:

      Effective January 1, 2000, the Company extended Anna T. Chew's Employment Agreement for an additional three years. Ms. Chew receives an annual base salary of $133,100 for 2000, $146,400 for 2001 and $161,000 for 2002 plus bonuses and customary fringe benefits. On severance for any reason, Ms. Chew is entitled to an additional one year's pay. In the event of disability, her salary shall continue for a period of two years.


   Report of Compensation Committee on Executive Compensation


     Overview and Philosophy

     The Company has a Compensation Committee consisting of two independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

     The first consideration is the overall performance of the Company. The Board believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing shareholders' return.

    The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Board of Directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

     The  final  criteria in setting compensation are comparable
wages  in  the  industry.   In  this regard,  the  REIT  industry
maintains excellent statistics.

<PAGE

      Evaluation

      Eugene W. Landy is under an employment agreement with the Company. His base compensation under this agreement is $150,000 per year. (The Summary Compensation Table for Eugene W. Landy shows a salary of $150,000, $15,076 in Director's fees, fringe benefits and legal fees).

     The Committee also reviewed the progress made by Samuel A. Landy, President. Funds from operations increased by approximately 5%. Samuel A. Landy is under an employment agreement with the Company. His base compensation under this agreement was $225,000 for 2001.

                                        Compensation Committee:
                                        Richard H. Molke
                                        Eugene D. Rothenberg


                    Report of Audit Committee

     The Board of Directors has adopted a written charter for the Audit Committee.

      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the American Stock Exchange. The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended
December 31, 2001.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing
Standards No. 61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Audit Fees

      The aggregate fees billed by KPMG LLP, for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $36,900.

Financial Information Systems Design and Implementation Fees

      There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2001.

All Other Fees

     The aggregate fees billed by KPMG LLP, for services rendered to the Company for the year ended December 31, 2001, other than for services described above, were $70,600.

     The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining
KPMG LLP's independence.

                                        Audit Committee:
                                        Charles P. Kaempffer
                                        Richard H. Molke
                                        Eugene D. Rothenberg

                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's common stock for the last five years to the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT), and the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.


                           1996	 1997  1998 1999  2000  2001

United Mobile Homes, Inc   100	 110   106    89   112   155
NAREIT All REIT	           100	 119    96    90   114	 131
S & P 500	           100	 133   171   208   189	 166

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Monmouth Real Estate Investment Corporation

      As of December 31, 2001, the Company owned a total of 548,501 shares of Monmouth Real Estate Investment Corporation (MREIC) common stock with a cost of $3,134,889. These shares were purchased primarily through MREIC's Dividend Reinvestment and Stock Purchase Plan. The market value of these shares as of December 31, 2001 was $3,537,834. There are five Directors of the Company who are also Directors and shareholders of MREIC.

Transactions  with Monmouth Capital Corporation  and  The  Mobile
Home Store, Inc.

      As of December 31, 2001, the Company owned a total of 24,206 shares of Monmouth Capital Corporation (MCC) common stock with a cost of $62,076. These shares were purchased primarily through MCC's Dividend Reinvestment and Stock Purchase Plan. The market value of these shares as of December 31, 2001 was $65,839. Seven Directors of the Company are also Directors and shareholders of MCC.

      Prior to March 31, 2002, the Company received rental income from The Mobile Home Store, Inc. (MHS), a wholly-owned subsidiary of MCC. MHS sold and financed the sales of manufactured homes.

      MHS paid the Company market rent on sites where MHS had a home for sale. Total site rental income from MHS amounted to $33,370, $109,550, and $159,065 for the years ended December 31,
2001, 2000, and 1999, respectively.

      The Company and MHS had entered into an agreement whereby MHS leased space from the Company to be used as sales lots, at market rates, at most of the Company's communities. Total rental income relating to these leases amounted to $38,370, $153,480 and $142,680, for the years ended December 31, 2001, 2000 and 1999, respectively.

      During  2001,  2000 and 1999, the Company had approximately
$49,000, $52,000 and $62,000, respectively, of rental homes that were sold to MHS at book value.

      During 2001, 2000 and 1999, the Company purchased from MHS at its cost 3, 11 and 24 new homes, respectively, totaling $47,953, $201,399 and $530,520, respectively, to be used as rental homes. On March 30, 2001, the Company also purchased at carrying value all of the remaining inventory of MHS. This amounted to $2,261,624. The Company also assumed the inventory financing of $1,833,871. Changes in the tax laws governing REITs now allow the Company, through a taxable REIT subsidiary, to engage in the sales and finance business.

Salary and Director's, Management and Legal Fees

      During the years ended December 31, 2001, 2000 and 1999, salary and Director's, management and legal fees to Eugene W.
Landy and the law firm of Landy & Landy amounted to $162,800, $161,600 and $160,600, respectively.

Other Matters

     The Company has a three-year employment agreement and a five-year employment agreement with two of its executive officers. The agreements provide for base compensation, bonuses and fringe benefits, in addition to specified severance and retirement benefits. The Company is accruing these benefits over the terms
of  the  agreements.   Included  in  general  and  administrative
expense for the years ended December 31, 2001, 2000 and 1999 were $-0-, $40,000 and $41,875, respectively, relating to these agreements.

      In August, 1999, the Company entered into a lease for its corporate offices. The lease is for a five-year term at market rates with monthly lease payments of $12,000. The lessor of the property is owned by certain officers and directors of the Company. The lease payments and the resultant lease term commenced on May 1, 2000. Approximately 50% of the monthly lease payment is reimbursed by other related entities utilizing the leased space (MCC and MREIC). The corporate offices (approximately 10,000 square feet) are located in a one story 120,000 square foot office complex. The rents paid by the Company are market rents comparable to rents paid by others in the complex.

     There is no family relationship between any of the Directors or Executive Officers of the Company, except that Samuel A.
Landy,  President  and Director, is the son of Eugene  W.  Landy,
Chairman of the Board of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current year. The Company uses house counsel and outside law firms extensively.

      There is a potential loss of professional independence inherent in the attorney/director relationship. This may jeopardize the attorney's usefulness as a director and may compromise his effectiveness as a corporate attorney. It is not unusual for a corporation to have on its Board of Directors an attorney who also serves as outside counsel. The New Jersey Supreme Court has ruled that this relationship is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met, except that Charles P. Kaempffer, James E. Mitchell and Richard Molke failed to file a report on Form 4 on a timely basis.

                             GENERAL

      The Board of Directors knows of no other matters other than those stated in the Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2001 (as filed with the Securities and Exchange Commission), including the financial statements and schedule thereto. All such requests should be directed to UNITED MOBILE HOMES, INC., Attention: Shareholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 2003 Annual Meeting of Shareholders to be eligible for inclusion in the
Company's 2003 Proxy Statement, they must be received by the Company at its principal office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than December 2, 2002.

                               BY ORDER OF THE BOARD OF DIRECTORS



ERNEST V. BENCIVENGA

Secretary

Dated:   May 8, 2002





IMPORTANT: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be present at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                      PROXY
                    UNITED MOBILE HOMES, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on Behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The undersigned hereby appoints EUGENE W. LANDY, ERNEST V. BENCIVENGA, and SAMUEL A. LANDY, and each or any of them, proxies of the undersigned, with full power of substitution to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, June 6, 2002, at 4:00 o'clock p.m., and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.
The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1)  Election of Directors - Nominees are:  Ernest V.
  Bencivenga, Anna T. Chew, Charles P. Kaempffer, Eugene W. Landy, Samuel A. Landy, James E. Mitchell, Richard H. Molke, Eugene D.
  Rothenberg and Robert G.  Sampson.

       (Instruction: To withhold authority to vote for any individual Nominee, write that person's name on the line below.)


________________________________________________________________


     FOR all Nominees                      WITHHOLD AUTHORITY
     except as Indicated /  /         to vote for listed Nominees  /  /

(2)  Approval of the appointment of KPMG  LLP as Independent
     Auditors for the Company for the year ending December 31, 2002.

          FOR /  /            AGAINST  /  /       ABSTAIN /  /

(3) Such other business as may be brought before the meeting or any adjourn-ment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged:

DATED:____________________________, 2002.


                     ______________________________
                               Signature


                     ______________________________
                               Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.